COMFORT CARE HOME HEALTH SERVICES, LLC AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

TABLE OF CONTENTS

DECEMBER 31, 2020

INDEPENDENT AUDITORS’ REPORT 1

CONSOLODATED AND COMBINED FINANCIAL STATEMENTS

Consolidated and Combined Balance Sheet 3

Consolidated and Combined Statement of Operations and Members’ Capital 4

Consolidated and Combined Statement of Cash Flows 5

Notes to the Consolidated and Combined Financial Statements 6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Comfort Care Home Health Services, LLC and Subsidiaries and Affiliates

We have audited the accompanying consolidated and combined financial statements of Comfort Care Home Health Services, LLC and Subsidiaries and Affiliates, which comprise the consolidated and combined balance sheet as of December 31, 2020, and the related consolidated and combined statement of operations and members’ capital and cash flows for the year then ended, and the related notes to the consolidated and combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated and combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated and combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated and combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated and combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated and combined financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the consolidated and combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated and combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the consolidated and combined financial position of Comfort Care Home Health Services, LLC and Subsidiaries and Affiliates as of December 31, 2020, and the consolidated and combined results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Warren Averett, LLC

Birmingham, Alabama

December 1, 2021

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED BALANCE SHEET

DECEMBER 31, 2020

See notes to the consolidated and combined financial statements.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENT OF

OPERATIONS AND MEMBERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2020

REVENUES	$ 93,167,763
COST OF REVENUE	43,081,072
BRANCH AND REGIONAL ADMINISTRATIVE EXPENSE	23,813,696
CORPORATE EXPENSE	10,297,681
DEPRECIATION AND AMORTIZATION	713,782
OTHER OPERATING INCOME	4,316,474
OPERATING INCOME	19,578,006
OTHER INCOME (EXPENSE)	
Other income	165,278
Interest expense	(129,497)
Interest income	46,454
Total other income (expense)	82,235
INCOME BEFORE NON-CONTROLLING INTEREST	19,660,241
NONCONTROLLING INTEREST IN SUBSIDIARY	(7,578)
NET INCOME	19,652,663
MEMBERS' CAPITAL AT BEGINNING OF YEAR	17,439,442
DISTRIBUTIONS	(15,581,171)
MEMBERS' CAPITAL AT END OF YEAR	$ 21,510,934

See notes to the consolidated and combined financial statements.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

See notes to the consolidated and combined financial statements.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Comfort Care Home Health Services, LLC and Subsidiaries is a limited liability company formed under the laws of the state of Alabama to provide various in-home therapy and nursing services in Alabama. Comfort Care Hospice, LLC and Subsidiaries (Affiliate) is a limited liability company formed under the laws of the state of Alabama to provide hospice services in Alabama and Tennessee. Premier Medical Housecall, LLC (Affiliate) is a limited liability company formed under the laws of the state of Alabama to provide various in-home medical services in Alabama. Collectively these entities are referred to as Comfort Care Home Health Services, LLC and Subsidiaries and Affiliates (the Company).

Principles of Consolidation and Combination

The accompanying consolidated and combined financial statements include the accounts of Comfort Care Home Health Services, LLC and its wholly owned subsidiaries, Comfort Care Coastal Home Health, LLC, Comfort Care Home Health of North Alabama, LLC, Comfort Care Home Health of Northeast Alabama, LLC, and Comfort Care Home Health of West Alabama, LLC; and its 75%-owned subsidiary, Woodland Home Health Services – CRMC, LLC, and its Affiliates, Comfort Care Hospice, LLC and its wholly-owned subsidiaries, Comfort Care Coastal Hospice, LLC and Comfort Care Hospice of Middle Tennessee, LLC and Premier Medical Housecall, LLC. All material intercompany balances and transactions have been eliminated upon consolidation and combination.

Comfort Care Home Health Services, LLC applies the guidance for noncontrolling interests in the consolidated financial statements. Accordingly, for consolidated subsidiaries that are less than wholly owned, the third-party holdings of equity interests are referred to as noncontrolling interest. The portion of net income attributable to noncontrolling interests for such subsidiaries is presented on the consolidated and combined statement of operations and members’ capital, and the portion of members’ capital of such subsidiaries is presented as noncontrolling interest on the consolidated and combined balance sheet. The guidance provides that all earnings and losses of a subsidiary should be attributed to the parent and the noncontrolling interest, even if losses attributable to the noncontrolling interest result in a deficit noncontrolling interest balance. At December 31, 2020, the net income attributed to the noncontrolling interest totaled $7,578.

On February 3, 2021, Comfort Care Home Health Services, LLC entered into an agreement to purchase the interest of the noncontrolling member of Woodland Home Health Services – CRMC for $100,000. Per the terms of the agreement, Woodland Home Health Services – CRMC will continue to be operated by Comfort Care Home Health Services, LLC for not less than six years. Comfort Care Home Health Services, LLC also assumes the assets and liabilities of Woodland Home Health Services – CRMC and indemnifies the noncontrolling interest holder of any liability.

Use of Estimates

The preparation of the consolidated and combined financial statements in conformity with generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Cash and Cash Equivalents

The Company includes cash equivalents (defined as investments having a maturity of three months or less) in cash flows for each year. The Company maintains cash on deposit at a bank, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Revenue Recognition and Accounts Receivable

Net patient service revenue is reported at the amount that reflects the consideration the Company expects to receive in exchange for providing services. Receipts are from Medicare, Medicaid, Managed Care, Commercial, and others for services rendered, and they include implicit price concessions for retroactive revenue adjustments due to actual receipts from third-party payors, settlements of audits and reviews. The estimated uncollectible amounts due from these payors are considered implicit price concessions that are a direct reduction to net patient service revenue. The Company assesses the patient's ability to pay for their healthcare services at the time of patient admission based on the Company's verification of the patient's insurance coverage under the Medicare, Medicaid and other commercial or managed care insurance programs. The promise to provide quality care is accounted for as a single performance obligation. The Company satisfies its performance obligation by providing quality of care services to its patients and residents on a daily basis until termination of the contract.

The following tables summarizes revenue from contracts with customers by payor source for the year ended December 31, 2020:

Property and Equipment

Property and equipment is carried at cost less accumulated depreciation and includes expenditures,

which substantially increase the useful lives of property and equipment. Maintenance, repairs and minor renovations are charged to income as incurred. When property and equipment is retired or otherwise disposed of, the related costs and accumulated depreciation are removed from their respective accounts, and any gain or loss on the disposition is credited or charged to operations.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The Company provides for depreciation of property and equipment using the straight-line method over estimated useful lives as follows:

Item	Estimated Useful Life

Computers and equipment	3 - 5 years
Furniture and fixtures	5 - 7 years
Leasehold improvements	7 - 15 years
Auto and vehicles	5 years

Goodwill

Goodwill represents, at the time of an acquisition, the amount of purchase price paid in excess of the fair value of net assets acquired. Management evaluates goodwill to determine if it is more likely than not that impairment exists. If there is a greater than 50% likelihood of impairment, the Company assesses the recoverability of goodwill by determining whether the amounts can be recovered through undiscounted cash flows of the business acquired, excluding interest. If impairment is indicated by this analysis, measurement of the loss would be based on the market value of the business acquired. Management considers external factors, including local market developments, regional and national trends, regulatory developments, and other pertinent factors in making its assessments. No indications of impairment were identified at December 31, 2020.

Intangible Assets

Included in intangible assets are the costs of acquiring rights related to various certificates of need from prior acquisitions and a non-compete agreement. The rights to the certificates of need are being amortized over a period of 15 or 40 years. The non-compete agreement is being amortized over 3 years. Amortization expense totaled $245,593 for the year ended December 31, 2020.

The estimated aggregate amortization expense for each of the five succeeding years, thereafter, and in the aggregate for intangible assets subject to amortization is as follows:

Advertising Costs

Advertising costs, which are other than direct-response advertising, are charged to operations when incurred. Total advertising costs were $2,094,641 for the year ended December 31, 2020.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Taxes on Income

As a limited liability company, the Company is generally not subject to federal or state income taxes as the liability flows to the members. Accordingly, the accompanying consolidated and combined financial statements contain no provision or liability for income taxes.

Uncertain Tax Positions

The Company applies guidance issued by the FASB relating to uncertainty in income taxes. This guidance requires entities to assess their tax positions for the likelihood that they would be overturned upon Internal Revenue Service (IRS) examination or upon examination by state taxing authorities. In accordance with this guidance, the Company has assessed its tax positions and determined that it does not have any positions at December 31, 2020, that it would be unable to substantiate.

Coronavirus, Aid, Relief and Economic Security Act (CARES Act) Funds

The Company implemented certain changes to existing accounting policies related to the recognition of stimulus funds through the CARES Act. There is no GAAP that explicitly covers accounting for government "grants" to for-profit entities, with the exception of certain agricultural subsidies. In the absence of authoritative GAAP guidance, the Company considered the application of other authoritative accounting guidance by analogy and concluded that the guidance outlined in International Accounting Standard 20 – Accounting for Government Grants and Disclosures of Government Assistance (IAS 20) was the most appropriate analogy for the purpose of recording and classifying the federal stimulus funds received by the Company. Under IAS 20, once it is reasonably assured that the entity will comply with the conditions of the grant, the grant money should be recognized on a systematic basis over the periods in which the entity recognizes the related expenses or losses for which the grant money is intended to compensate. The Company recognizes grants once both of the following conditions are met: (1) the Company is able to comply with the relevant conditions of the grant and (2) the grant is received. Federal stimulus funds that are recognized to offset healthcare related expenses and lost revenue attributable to COVID-19 are reflected as CARES Act Funds Revenue in the accompanying consolidated and combined statements of operations and changes in members’ equity.

Subsequent Events

Management has evaluated subsequent events and their potential effects on these consolidated and combined financial statements through December 1, 2021.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The purpose of this ASU is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The amendments in this ASU require that lessees recognize the rights and obligations resulting from leases as assets and liabilities on their balance sheets, initially measured at the present value of the lease payments over the term of the lease, including payments to be made in optional periods to extend the lease and payments to purchase the underlying assets if the lessee is reasonably certain of exercising those options. Topic 842 requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous generally accepted accounting principles (GAAP). This guidance is effective for fiscal years beginning after December 15, 2021. Management is currently evaluating the impact of this document to the Company’s consolidated and combined financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. This standard provides guidance on eight specific cash flow issues. The cash flow issues covered by this ASU are: 1) debt prepayment or debt extinguishment costs; 2) settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; 3) contingent consideration payments made after a business combination; 4) proceeds from the settlement of insurance claims; 5) proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; 6) distributions received from equity method investees; 7) beneficial interests in securitization transactions; and 8) separately identifiable cash flows and application of the predominance principle for distributions received from equity method investees in the statement of cash flows. This guidance is effective for fiscal years beginning after December 15, 2019. The Company adopted the guidance effective January 1, 2020, which did not have a material impact on the Company’s consolidated and combined financial statements.

2. CONCENTRATION OF CREDIT RISK

The Company grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The mix of receivables from patients and third-party payors was as follows at December 31, 2020:

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

3. PROPERTY AND EQUIPMENT

At December 31, 2020, property and equipment consisted of the following:

Depreciation expense totaled $468,189 for the year ended December 31, 2020.

4. LINES OF CREDIT

Comfort Care Home Health Services, LLC maintains a line of credit with a maximum limit of $3,000,000. The line bears interest at the Wall Street Journal Prime Rate minus 1% (2.25% at December 31, 2020). The line of credit is secured by the personal guarantee of certain members and all assets of Comfort Care Home Health Services, LLC. The line of credit matures in November 2021. At December 31, 2020, there was no balance outstanding. The credit agreement requires Comfort Care Home Health Services, LLC to maintain certain financial and affirmative covenants. At December 31, 2020, Comfort Care Home Health Services, LLC was in compliance with its financial covenants.

Comfort Care Hospice, LLC maintains a line of credit with a maximum limit of $5,150,000. The line bears interest at the Wall Street Journal Prime Rate minus 1% (2.25% at December 31, 2020). The line of credit is secured by the personal guarantee of certain members and all assets of Comfort Care Hospice, LLC. The line of credit matures in November 2021. At December 31, 2020, there was $2,140,581 outstanding. The credit agreement requires Comfort Care Hospice, LLC to maintain certain financial and affirmative covenants. At December 31, 2020, Comfort Care Hospice, LLC was in compliance with its financial covenants.

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

5. OPERATING LEASES

The Company lease office space from a related party through common ownership. Rent expense under these operating leases were $225,119 in 2020. Minimum facility lease payments are $16,763 and $1,500 per month. The lease terms expire on April 14, 2022 and August 31, 2026.

The Company leases additional office spaces from a separate related party through common ownership. Rent expense under these operating leases was $104,595 in 2020. Minimum facility lease payments are $8,716 per month. The lease terms renew month to month.

The Company also leases various other facilities, automobiles and equipment from unrelated parties under operating leases expiring at various dates through 2030. Rent expense under these operating leases was $1,832,322 in 2020. Minimum facility lease payments range from $21 to $10,048 per month.

The following is a schedule of future minimum lease payments under all operating leases having initial or remaining noncancelable lease terms in excess of one year:

6. RELATED PARTY TRANSACTIONS

The Company was charged for management fees from a related party through common ownership totaling $1,640,000 in 2020. At December 31, 2020, the Company had no accounts payable to related parties related to the management fees.

The Company shares expenses with and leases employees to and from related parties through common ownership. At December 31, 2020, the Company had $379,087 in accounts receivable from related parties and $40,436 in accounts payable to related parties related to shared expenses and leased employees.

The Company has various notes payable to a related party through common ownership. The amount to be repaid under these notes at December 31, 2020 was $1,316,000. The notes accrue interest at a rate of 2.75% to 5.00%. Interest expense totaled $52,222 for the year ended December 31, 2020.

The Company leases various office space from a related company (see Note 5).

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

7. EMPLOYEE BENEFIT PLANS

The Company sponsors a profit-sharing plan for its employees pursuant to Section 401(k) of the Internal Revenue Code. Contributions are made at the discretion of the Company’s Board of Directors. The Company matched $238,973 in employee contributions to the plan in 2020. Generally, the plan is available to all employees after certain eligibility requirements have been satisfied. The Company may amend or terminate this plan at its sole discretion.

8. LITIGATION

The Company is subject to lawsuits from time to time. Management believes that the ultimate liability resulting from unexpected claims, if any, will not have a material adverse effect on the accompanying consolidated and combined financial statements.

9. MEDICAL MALPRACTICE INSURANCE

The professional liability coverage is on claims-made basis for the years ended December 31, 2020. Per claim coverage for the years ended December 31, 2020, was $1,000,000 with an aggregate maximum annual coverage of $3,000,000.

10. EMPLOYEE GROUP HEALTH INSURANCE PLAN

The Company has a self-insured health insurance plan for its employees’ medical care and assumed liability for employees’ group health costs. The plan includes “excess loss” insurance, which limits claims liability to $125,000 per individual. The Company and related parties are responsible for claims costs in excess of the reinsurer’s individual limit of liability. The Company has recorded its estimate liability for unpaid claims in the accompanying consolidated and combined financial statements.

11. CARES ACT RELIEF FUND

As part of the response to the coronavirus pandemic, the federal government passed legislation, referred to as the Coronavirus Aid, Relief, and Economic Security Act, in March 2020 that included, among other things, financial assistance to offset some of the financial burden expected to be incurred by providers in responding to the pandemic. As a result of this legislation, the Company received $4,316,474 from funds established under the CARES Act in the form of a grant that, as long as certain terms and conditions are met by the Company, is not required to be repaid. The Company has met the terms and conditions as required by the grants and has recognized $4,316,474 of the relief funds to offset lost revenues and additional expenses incurred for the year ended December 31, 2020, due to the coronavirus pandemic. This amount is recorded as other operating income in the accompanying consolidated and combined statement of operations and members’ capital

COMFORT CARE HOME HEALTH SERVICES, LLC

AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020

12. SUBSEQUENT EVENT

On September 27, 2021, the owners of Comfort Care Home Health Services, LLC and Subsidiaries and Affiliates sold their membership interests to Aveanna Healthcare Senior Services, LLC for $345,000,000.